Exhibit 32.1

THE UNDERSIGNED OFFICERS DO HEREBY CERTIFY PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

I, Parker W. Rush, President and Chief Executive Officer of Republic Companies Group, Inc. (the “Company”), do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2005 (the “Report”), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Parker W. Rush
Parker W. Rush President and Chief Executive Officer September 16, 2005

I, Martin B. Cummings, Chief Financial Officer of Republic Companies Group, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2005 (the “Report”), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Martin B. Cummings
Martin B. Cummings
Chief Financial Officer
September 16, 2005